UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2011

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ANNUAL REPORT
September 30, 2011

www.victoria1522.com

Victoria 1522 Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	4
Fund Expenses	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Victoria 1522 Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

VICTORIA 1522 FUND

Dear Fellow Shareholder:

I am pleased to report that for the fiscal year ended September 30, 2011, the Victoria 1522 Fund performed comparatively well, during a difficult year for emerging markets investments.  The Fund’s Advisor Class Shares had a total return of -16.45%, while the Fund’s Institutional Class shares had a total return of –16.25%.  Both compare favorably with the performance of the Morgan Stanley International Standard Emerging Markets + Small Cap Index (MSCI IMI Index), which had a total return of –16.71%.  The Fund’s performance, however, slightly trailed the total return of the MSCI Emerging Markets Index (MSCI EM Index) and the Morgan Stanley Capital International Emerging + Frontier Markets Index (MSCI EFM), which had a total return of -16.15% and -15.98%, respectively, over the reporting period.  (All returns quoted in this review are in U.S. dollar terms.)

If one word characterized the year in the emerging markets, it was anxiety.  Many investors remained preoccupied with a range of concerns, from the potential for a double-dip recession in the developed markets and slowing growth in China to the debt crisis in Europe and political unrest in the Middle East.  Consequently, every market in the MSCI EM Index posted a decline during the year. Among the steepest downturns were those of Hungary (-38.42%), Egypt (-36.87%), Turkey (-29.39%), Brazil (-25.70%), India (-25.11%), China (-24.00%) and Ukraine (-20.97%).

Likewise, every sector in the MSCI EM Index posted a decline during the past year.  Even sectors traditionally regarded as defensive came under pressure; the Consumer Staples component of the Index, for example, fell by 4.60%.  Others were much harder hit.  The Industrial and Financial sectors both lost nearly a quarter of their value.  The Utilities sector dropped by 19.79%, the Materials sector by 19.45%.

While the Fund was not immune to these downturns, we were able to lessen the impact of market declines through stock, sector, and country selection.  One area of the portfolio that continued to yield mostly positive results was automobile makers in a variety of countries.  The Fund’s best performers over the past year included Hyundai Motor (South Korea, +33.15%), Tata Motors (India, +20.19%) and Great Wall Motor (China, +26.45%).  Other standouts were the Russian mining company Norilsk Nickel (+54.25%), Indonesian feed and poultry producer Charoen Pokphand Indonesia (+47.91%), Taiwanese synthetic-rubber maker TSRC (+38.92%), and Taiwanese bank Mega Financial Holding (+31.77%).

As the last two stocks suggest, the Fund’s overweighting in Taiwan proved beneficial over the past year.  The portfolio’s holdings in that market collectively had a total return of +16.55%.  Stock selection in the Philippines was also generally rewarding; the Fund’s holdings there had an average total return of +59.91%.  Nonetheless, their strength was partially offset by several very weak positions, such as China Rare Earth (China, -56.56%), Ferrexpo (iron ore; Ukraine, -48.49%), Hyundai Heavy Industries (shipbuilding; South Korea, -47.51%), Arab Cotton Ginning (Egypt, -43.75%), and GCL-Poly Energy (a manufacturer of photovoltaic cells used in solar panels; China, -36.90%), among others.

Our outlook for the emerging markets is based in large part on a proprietary study we recently conducted of the global banking industry.  As of June 2011, total deposits in the global banking industry had grown to US$33.9 trillion from $27.2 trillion in September 2008.  Meanwhile, gross loans outstanding increased to $31.6 trillion from $27.6 trillion in 2008.  Thus, global loan growth lagged deposit growth over this period, indicating the reluctance of banks to lend and consumers to borrow due to economic uncertainty.  From our calculations, available lending capacity worldwide is now only about $600 billion, assuming a 5% average reserve requirement.  Most of these “un-lent” deposits are in Chinese banks, furthermore, and are not readily accessible.  Without adequate funds available to finance governmental deficits or meet the large amount of debt maturing, numerous countries may have to resort to another round of quantitative easing to address their many financial challenges.  Of course, the printing of more money will be inflationary.  In such an environment, however, we expect gold and silver to perform well and demand for base metals such as copper, nickel, and zinc to rise as more coins are minted.  Victoria 1522 is therefore maintaining an emphasis on precious and base metals, two key components of its larger overweighting in Materials stocks.  We also continue to focus on the relatively defensive Consumer Staples and Telecommunications sectors, while underweighting Financials, Industrials, and Utilities.  In addition, we believe that the U.S. automobile industry is one of the brighter spots amidst the current global financial turmoil.  Thus, we are focused on emerging markets automobile manufacturers and auto-parts suppliers that are poised to benefit from what we expect to be a strong car replacement cycle in the U.S.

Finally, we are pleased to report that Morningstar, using a total return methodology, ranked the Fund’s Advisor Class shares in the top 7% of the diversified emerging markets category during the three-year period ended October 31, 2011; the Institutional Class ranked in the top 6% of 328 funds.  For the one-year period ended October 31, 2011, the Fund’s Advisor Class ranked in the top 32% of the diversified emerging markets category, according to Morningstar and the Institutional Class, in the top 29% of 420 funds.  Victoria 1522 Fund received a 5-star Morningstar Rating™for the three-year period ended October 31, 2011*.  As always, thank you for your investment in the Victoria 1522 Fund.

Sincerely,

Josephine S. Jimenez, CFA
Portfolio Manager
Victoria 1522 Investments, LP
244 California Street, Suite 610
San Francisco, CA  94111
November 23, 2011

*3-Year Morningstar Rating™ out of 330 diversified emerging market funds as of 10/31/2011.

© 2011 Morningstar, Inc.  All Rights Reserved.  The information contained herein:  (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variations in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Emerging markets are generally in the infancy stage of capital markets development. As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies.  Emerging markets securities also involve foreign security risk which is the risk that the prices of foreign securities may be more volatile because of economic conditions abroad, political developments, and changes in the regulatory environment.  In addition, changes in exchange rates and interest rates in foreign countries may adversely affect share prices.  The Fund may invest in derivatives, and to a limited extent in emerging market debt, developed market stocks, and illiquid securities.  Derivative instruments involve risks different from, or possibly greater than, the risks of investing directly in securities, such as liquidity risk, market risk, credit risk, and management risk.  Emerging market debt risk is affected by a country’s credit rating, political environment, and the yield spread of emerging market debt over U.S. Treasuries.  If interest rates rise, the price of bonds will decline, making emerging market debt less appealing.

Victoria 1522 Fund
FUND PERFORMANCE AND SUMMARY at September 30, 2011

This graph compares a hypothetical $1,000,000 investment in the Fund's Institutional Class shares, made at its inception with a similar investment in the MSCI Emerging Markets Index, MSCI Emerging Markets + Frontier Index and MSCI Emerging Markets Investable Market (IMI) Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI Emerging Markets + Frontier Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging and frontier markets.

The MSCI Emerging Markets Investable Market (IMI) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.  This index provides exhaustive coverage of large, mid, and small cap segments by targetting up to 99% coverage of the free-float adjusted market capitalization in each market, subject to minimum investability criteria and a universal minimum size range.

These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of September 30, 2011
				Since
	3 Months	6 Months	1 Year	Inception*
Victoria 1522 Fund - Advisor Class shares	-22.93%	-24.68%	-16.45%	19.93%
Victoria 1522 Fund - Institutional Class shares	-22.81%	-24.56%	-16.25%	20.20%
MSCI Emerging Markets Index	-22.56%	-23.44%	-16.15%	6.31%
MSCI Emerging Markets + Frontier Index	-22.26%	-23.13%	-15.98%	5.37%
MSCI Emerging Markets Investable Market (IMI) Index	-22.71%	-23.59%	-16.71%	7.17%
*	Inception date 10/1/08 (annualized return).

The performance data quoted here represents past performance and past performance is not a guarantee of future results.
Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the Advisor Class shares are 3.39% and 1.90%, respectively and for the Institutional Class shares are 3.14% and 1.65%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The contractual fee waivers are in effect until January 31, 2012 (it will automatically renew for an additional one year period).

The total returns of individual share classes will differ due to varying expenses between the classes.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Victoria 1522 Fund
FUND EXPENSES – September 30, 2011 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 4/01/11 to 9/30/11.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11 – 9/30/11
Advisor Class
Actual Performance	$1,000.00	$753.20	$8.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.47	$9.61

Institutional Class
Actual Performance	$1,000.00	$754.40	$7.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.72	$8.34

* Expenses are equal to the Fund’s annualized expense ratio of 1.90% and 1.65% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Victoria 1522 Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2011

Number of Shares		Value
	COMMON STOCKS – 92.0%
	BRAZIL – 14.8%
16,400	Cia de Bebidas das Americas - ADR	$502,660
22,500	Cia Vale do Rio Doce	469,086
43,800	Embraer S.A.	273,714
22,800	Marcopolo S.A.	83,670
7,100	Petroleo Brasileiro S.A.	72,123
14,000	Souza Cruz S.A.	139,460
14,962	Tim Participacoes S.A. - ADR	352,505
4,300	Vale S.A. - ADR	98,040
		1,991,258

	CHILE – 2.1%
5,800	Sociedad Quimica y Minera de Chile S.A. - ADR	277,298

	CHINA – 15.4%
1,023,000	Agricultural Bank of China Ltd. - Class H	334,024
1,100	Baidu, Inc. - ADR*	117,601
630,000	China Rare Earth Holdings Ltd.*	116,010
60,500	China Shenhua Energy Co., Ltd. - Class H	237,224
1,900	China Telecom Corp. Ltd. - ADR	117,591
400,000	China Telecom Corp. Ltd. - Class H	250,487
99,400	Jiangxi Copper Co., Ltd. - Class H	172,483
108,500	Longfor Properties Co., Ltd.	107,703
266,000	Qingling Motors Co. - Class H	65,846
38,000	Yanzhou Coal Mining Co., Ltd. - Class H	80,857
283,800	Zhaojin Mining Industry Co., Ltd. - Class H	472,089
		2,071,915

	GHANA – 2.8%
18,900	Tullow Oil PLC	382,235

	INDONESIA – 2.6%
235,500	PT Bisi International	26,792
649,500	PT Charoen Pokphand Indonesia	174,560
57,000	PT United Tractors Tbk	140,850
		342,202

	MEXICO – 1.3%
40,200	Genomma Lab Internacional SAB de CV - Class B*	66,293
2,800	Industrias Penoles S.A.B. de C.V.	102,820
		169,113

	PHILIPPINES – 2.3%
51,400	Aboitiz Power Corp.	33,237

Victoria 1522 Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2011

Number of Shares		Value
	PHILIPPINES (CONTINUED)
108,000	DMCI Holdings, Inc.	$84,845
380,900	Philex Mining Corp.	190,300
		308,382

	POLAND – 5.7%
6,800	KGHM Polska Miedz S.A.	266,262
97,700	Polskie Gornictwo Naftowe i Gazownictwo S.A.	118,998
161,300	Synthos S.A.	180,188
132,200	Tauron Polska Energia S.A.	202,135
		767,583

	RUSSIA – 9.1%
20,600	Gazprom OAO - ADR	197,198
6,300	Lukoil OAO - ADR	316,197
12,700	Magnit OJSC - GDR	240,750
13,600	Uralkali - GDR	464,171
		1,218,316

	SOUTH AFRICA – 8.8%
12,342	AngloGold Ashanti Ltd.	511,685
98,300	FirstRand Ltd.	237,617
30,700	Shoprite Holdings Ltd.	429,889
		1,179,191

	SOUTH KOREA – 8.1%
710	Hyundai Heavy Industries Co., Ltd.	164,840
2,202	Hyundai Motor Co.	384,949
770	Samsung Electronics Co., Ltd.	537,657
		1,087,446

	TAIWAN – 14.9%
14,600	Chunghwa Telecom Co., Ltd. - ADR	481,800
384,534	Far Eastern International Bank	145,948
204,629	Taiwan Semiconductor Manufacturing Co., Ltd.	460,571
114,470	TSRC Corp.	249,802
354,000	Yulon Motor Co., Ltd.	657,504
		1,995,625

	THAILAND – 0.7%
20,400	PTT Exploration & Production PCL	91,040

Victoria 1522 Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2011

Number of Shares		Value
	TURKEY – 1.3%
8,306	Tupras Turkiye Petrol Rafine	$170,305

	UKRAINE – 2.1%
28,000	Ferrexpo PLC	114,302
4,700	Kernel Holding S.A.*	86,340
6,900	MHP S.A. - GDR*	84,870
		285,512
	TOTAL COMMON STOCKS (Cost $13,575,475)	12,337,421

	EXCHANGE-TRADED FUNDS – 2.6%
2,200	SPDR Gold Trust*	347,776
	TOTAL EXCHANGE-TRADED FUNDS (Cost $380,380)	347,776
Principal Amount		Value
	SHORT-TERM INVESTMENTS – 3.8%
$507,643	UMB Money Market Fiduciary Fund, 0.01%	507,643
	TOTAL SHORT-TERM INVESTMENTS (Cost $507,643)	507,643

	TOTAL INVESTMENTS – 98.4% (Cost $14,463,498)	13,192,840
	Other Assets in Excess of Liabilities – 1.6%	218,576
	TOTAL NET ASSETS – 100.0%	$13,411,416

ADR – American Depository Receipt
GDR – Global Depository Receipt
PCL – Public Company Limited
PLC – Public Limited Company

* Non-income producing security.
 See accompanying Notes to Financial Statements.

Victoria 1522 Fund
SUMMARY OF INVESTMENTS
As of September 30, 2011

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Precious Metals	8.8%
Motor Vehicles	8.3%
Semiconductors	7.4%
Major Telecommunications	6.3%
Chemicals: Agricultural	5.5%
Steel	5.1%
Food Retail	5.0%
Oil & Gas Production	4.4%
Integrated Oil	4.4%
Other Metals/Minerals	4.0%
Beverages: Alcoholic	3.7%
Regional Banks	3.6%
Trucks/Construction/Farm Machinery	2.9%
Agricultural Commodities/Milling	2.8%
Wireless Telecommunications	2.6%
Coal	2.4%
Aerospace & Defense	2.0%
Chemicals: Specialty	1.9%
Financial Conglomerates	1.8%
Electric Utilities	1.8%
Containers/Packaging	1.3%
Oil Refining/Marketing	1.3%
Tobacco	1.0%
Internet Software/Services	0.9%
Industrial Specialties	0.9%
Real Estate Development	0.8%
Industrial Conglomerates	0.6%
Pharmaceuticals: Other	0.5%
Total Common Stocks	92.0%
Investment Companies / ETFs	2.6%
Short-Term Investments	3.8%
Total Investments	98.4%
Other Assets in Excess of Liabilities	1.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2011

Assets:
Investments in securities, at value (cost $14,463,498)	$13,192,840
Cash, denominated in foreign currency (cost $298,664)	283,997
Receivables:
Investment securities sold	50,609
Dividends and interest	9,415
Due from Advisor	45
Prepaid expenses	14,357
Total assets	13,551,263

Liabilities:
Payables:
Investment securities purchased	88,006
Distribution Plan - Advisor Class (Note 6)	2,262
Auditing fees	15,000
Fund accounting fees	8,550
Custody fees	7,801
Transfer agent fees and expenses	6,999
Fund administration fees	4,889
Chief Compliance Officer fees	742
Trustees' fees	313
Accrued other expenses	5,285
Total liabilities	139,847

Net Assets	$13,411,416

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$14,113,629
Accumulated net investment income	66,340
Accumulated net realized gain on investments and foreign currency	515,731
Net unrealized appreciation (depreciation) on:
Investments	(1,270,658)
Foreign currency	(13,626)
Net Assets	$13,411,416

Advisor Class:
Net assets applicable to shares outstanding	$2,630,039
Shares of beneficial interest issued and outstanding	220,369
Offering and redemption price per share	$11.93

Institutional Class:
Net assets applicable to shares outstanding	$10,781,377
Shares of beneficial interest issued and outstanding	897,959
Offering and redemption price per share	$12.01

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $53,135)	$442,877
Interest	96
Total investment income	442,973

Expenses:
Advisory fees	185,765
Distribution fees - Advisor Class (Note 6)	8,283
Fund accounting fees	52,960
Custody fees	42,619
Fund administration fees	40,891
Transfer agent fees and expenses	39,720
Audit fees	15,038
Registration fees	12,128
Shareholder reporting fees	10,934
Legal fees	10,790
Chief Compliance Officer fees	8,187
Trustees' fees and expenses	5,391
Insurance fees	814
Miscellaneous	3,843
Total expenses	437,363
Less: Advisory fees waived	(162,565)
Net expenses	274,798
Net investment income	168,175

Net realized gain (loss) on:
Investments	1,209,987
Foreign currency transactions	(60,769)
Total net realized gain	1,149,218
Net change in unrealized depreciation on:
Investments	(4,175,260)
Foreign currency translations	(16,251)
Total net change in unrealized depreciation	(4,191,511)
Net realized and unrealized loss on investments and foreign currency	(3,042,293)

Net Decrease in Net Assets from Operations	$(2,874,118)

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2011	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$168,175	$16,827
Net realized gain on investments and foreign currency	1,149,218	1,962,986
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(4,191,511)	400,633
Net increase (decrease) in net assets resulting from operations	(2,874,118)	2,380,446

Distributions to Shareholders:
From net investment income:
Advisor Class	(4,690)	(16,294)
Institutional Class	(52,237)	(31,920)
From net realized gains:
Advisor Class	(382,601)	(656,794)
Institutional Class	(1,709,429)	(1,662,502)
Total distributions to shareholders	(2,148,957)	(2,367,510)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	2,218,747	1,140,859
Institutional Class	3,483,648	3,453,300
Total net proceeds from shares sold	5,702,395	4,594,159

Reinvestment of distributions:
Advisor Class	377,764	485,472
Institutional Class	1,256,502	1,390,343
Total reinvestment of distributions	1,634,266	1,875,815

Cost of shares redeemed:
Advisor Class	(1,330,700)	(1,853,453)
Institutional Class	(1,079,800)	(2,682,379)
Total cost of shares redeemed*	(2,410,500)	(4,535,832)

Net increase from capital transactions	4,926,161	1,934,142

Total increase (decrease) in net assets	(96,914)	1,947,078

Net Assets:
Beginning of year	13,508,330	11,561,252
End of year	$13,411,416	$13,508,330

Accumulated net investment income	$66,340	$10,570

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2011	Year Ended September 30, 2010
Capital Share Transactions:
Shares sold:
Advisor Class	138,673	70,152
Institutional Class	221,433	235,114
Total shares sold	360,106	305,266

Shares reinvested:
Advisor Class	25,034	32,365
Institutional Class	82,883	92,320
Total shares reinvested	107,917	124,685

Shares redeemed:
Advisor Class	(91,733)	(124,385)
Institutional Class	(71,090)	(170,821)
Total shares redeemed	(162,823)	(295,206)

Net increase from capital share transactions	305,200	134,745

*Net of redemption fee proceeds of $5,224 and $2,130, respectively.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
FINANCIAL HIGHLIGHTS – Advisor Class

Per share operating performance
For a capital share outstanding throughout each Period

	Year Ended September 30, 2011	Year Ended September 30, 2010	For the Period October 1, 2008* to September 30, 2009

Net asset value, beginning of period	$16.53	$17.02	$10.00
Income from Investment Operations:
Net investment income (loss)1	0.13	(0.01)	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(2.35)	3.19	6.94
Total from investment operations	(2.22)	3.18	7.05
Less Distributions:
From net investment income	(0.03)	(0.09)	(0.03)
From net realized gains	(2.35)	(3.58)	—
Total distributions	(2.38)	(3.67)	(0.03)
Net asset value, end of period	$11.93	$16.53	$17.02

Total return	(16.45)%	20.90%	70.70	%2

Ratios and Supplemental Data:
Net assets, end of period	$2,630,039	$2,453,561	$2,897,137

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.91%	3.39%	5.54	%3
After fees waived and expenses absorbed	1.90%	1.90%	1.90	%3
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(0.17)%	(1.55)%	(2.79	)%3
After fees waived and expenses absorbed	0.84%	(0.06)%	0.85	%3

Portfolio turnover rate	122%	125%	168	%2

* Commencement of operations.
1 Based on average shares outstanding during the period.
2 Not annualized.
3 Annualized.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
FINANCIAL HIGHLIGHTS – Institutional Class

Per share operating performance
For a capital share outstanding throughout each Period

	Year Ended September 30, 2011	Year Ended September 30, 2010	For the Period October 1, 2008* to September 30, 2009

Net asset value, beginning of period	$16.63	$17.05	$10.00
Income from Investment Operations:
Net investment income1	0.17	0.03	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(2.37)	3.20	6.95
Total from investment operations	(2.20)	3.23	7.08
Less Distributions:
From net investment income	(0.07)	(0.07)	(0.03)
From net realized gains	(2.35)	(3.58)	—
Total distributions	(2.42)	(3.65)	(0.03)
Net asset value, end of period	$12.01	$16.63	$17.05

Total return	(16.25)%	21.19%	71.00	%2

Ratios and Supplemental Data:
Net assets, end of period	$10,781,377	$11,054,769	$8,664,115

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.65%	3.14%	5.29	%3
After fees waived and expenses absorbed	1.65%	1.65%	1.65	%3
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.09%	(1.30)%	(2.54	)%3
After fees waived and expenses absorbed	1.09%	0.19%	1.10	%3

Portfolio turnover rate	122%	125%	168	%2

* Commencement of operations.
1 Based on average shares outstanding during the period.
2 Not annualized.
3 Annualized.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2011

Note 1 – Organization
Victoria 1522 Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital growth. The Fund commenced investment operations on October 1, 2008, with two classes of shares, Advisor Class and Institutional Class.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2011
Continued

exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze the open tax years of 2009 to 2010, or expected to be taken in the Fund’s 2011 tax returns, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended September 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2011
Continued

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Victoria 1522 Investments, LP (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.90% and 1.65% of the Fund's average daily net assets for Advisor Class and Institutional Class, respectively until January 31, 2012 (it will automatically renew for an additional one year period).

For the year ended September 30, 2011, the Advisor waived $162,565 of its advisory fees. The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit in place at the time the expenses were incurred. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred. At September 30, 2011, the amount of these potentially recoverable expenses was $601,047. The Advisor may recapture a portion of the following amounts no later than September 30 of the years stated below:

2012:	$256,425
2013:	$191,057
2014:	$162,565

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2011, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2011, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2011, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$14,489,226

Gross unrealized appreciation	897,777
Gross unrealized depreciation	(2,207,789)
Net unrealized depreciation on investments and foreign currency translations	$(1,310,012)

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2011
Continued

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2011, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized gain as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$394	$(55,478)	$55,084

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$97,723
Undistributed long-term gains	536,935
Tax accumulated earnings	634,658
Accumulated capital and other losses	(26,859)

Unrealized appreciation (depreciation) on investments	(1,296,386)
Unrealized appreciation (depreciation) on foreign currency	(13,626)
Total accumulated earnings/(deficit)	$(702,213)

As of September 30, 2011, the Fund had $26,859 of post-October currency losses, which are deferred until October 1, 2011 for tax purposes.  Net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

Distribution paid from:	September 30, 2011	September 30, 2010
Ordinary income	$1,683,209	$2,194,375
Long-term capital gains	465,748	173,135
Total distributions	$2,148,957	$2,367,510

Note 5 – Investment Transactions
For the year ended September 30, 2011, purchases and sales of investments, excluding short-term investments, were $20,945,223 and $18,298,904, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to the Advisor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2011
Continued

average daily net assets, payable to the Advisor as the distribution coordinator. The Institutional Class does not pay any distribution fees.

For the year ended September 30, 2011, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2011, in valuing the Fund’s assets carried at fair value:

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2011
Continued

	Level 1 (Quoted Price)	Level 2* (Other Significant Observable Inputs)	Level 3** (Significant Unobservable Inputs)	Total
Investments, at Value:
Common Stocks:
Consumer Discretionary	$-	$1,108,299	$-	$1,108,299
Consumer Staples	753,782	931,539	-	1,685,321
Energy	388,321	1,277,857	-	1,666,178

Financials	-	825,293	-	825,293
Health Care	66,292	-	-	66,292
Industrials	357,383	390,534	-	747,917
Information Technology	117,601	998,228	-	1,115,829
Materials	947,245	2,737,292	-	3,684,537
Telecommunication Services	951,896	250,487	-	1,202,383
Utilities	-	235,372	-	235,372
Exchange-Traded Funds	347,776	-	-	347,776
Short-Term Investments	507,643	-	-	507,643
Total Investments, at value	$4,437,939	$8,754,901	$-	$13,192,840

* In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to a significant change in the value of U.S.-traded securities, as measured by the S&P 500 Index. In this circumstance, $8,754,901 of investment securities were classified as level 2 instead of level 1. There were no other significant transfers into and out of levels 1 and 2 as of September 30, 2011.

**The fund did not hold any level 3 securities at September 30, 2011.

Note 9 – Accounting Pronouncement
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The forward contracts were bought or sold to protect the Fund, to some degree, from a  possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2011
Continued

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Fund. For the year ended September 30, 2011, the Fund did not enter into any forward contracts.

Note 10 – Improving Disclosures about Fair Value Measurements
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Victoria 1522 Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2011, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Victoria 1522 Fund as of September 30, 2011, and the results of its operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 28, 2011

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For federal income tax purposes, the Fund designates long-term capital gain dividends of $465,748 for the year ended September 30, 2011.

For the period ended September 30, 2011, 100% of dividends paid from net investment income from the Fund are designated as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Fund designates $498,594 of income derived from foreign sources and $52,688 of foreign taxes paid for the period ended September 30, 2011.

Of the ordinary income (including short-term capital gains) distributions made by the Fund during the year ended September 30, 2011, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.4458 and the proportionate share of foreign taxes attributable to one share of stock is $0.0471.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 819-1522.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years By Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-present).	41	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	41	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	41	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the distributor of certain series of the Trust (not including the Fund), Grand Distribution Services, LLC, and custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, U.S.	41	None

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years By Trustee
Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006); Partner, The Wadsworth Group, a mutual fund administration and consulting services provider (1990-2001).	41	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1994-2001).
			N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1997-2001).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on September 21-22, 2011, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Victoria 1522 Investments, LP (the “Investment Advisor”) with respect to the Victoria 1522 Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered a presentation made by representatives of the Investment Advisor at the meeting as well as information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with returns of the MSCI Emerging & Frontier Markets Index and the MSCI Emerging Markets IMI Index for the three-month, year-to-date and one-year periods ended August 31, 2011, and with a select group of comparable funds selected by MFAC (the “Peer Group”) for the three-month, year-to-date and one-year periods ended July 31, 2011.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated that the annualized total returns of the Fund were significantly higher than the returns of both indices and the average returns of the Peer Group funds for all periods.

The Board considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) and the total expenses paid by the Fund (net of fee waivers by the Investment Advisor) were higher than the Fund’s Peer Group averages.  The Board noted, however, that the Investment Advisor was waiving a significant portion of its advisory fees with respect to the Fund because of the Fund’s low asset levels.  The Board observed that the fees charged by the Investment Advisor to the Fund are slightly higher than the fees charged by the Investment Advisor to separate account clients, but they also noted that the minimum account requirement for separate accounts was significantly higher than the Fund’s current asset level.  The Board also considered that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients, and that the Investment Advisor had contractually agreed to limit the Fund’s expenses. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that the Investment Advisor was not currently realizing any profit with respect to the Fund. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

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Victoria 1522 Fund
a series of the Investment Managers Series Trust

Investment Advisor
Victoria 1522 Investments, LP
244 California Street, Suite 610
San Francisco, California 94111

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
Victoria 1522 Fund Advisor Class	VMDAX	461 418 881
Victoria 1522 Fund Institutional Class	VMDIX	461 418 873

Privacy Principles of the Victoria 1522 Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Victoria 1522 Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 819-1522 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 819-1522 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (888) 819-1522. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Victoria 1522 Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: 1-888-819-1522

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-819-1522.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2011	FYE 9/30/2010
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2011	FYE 9/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2011	FYE 9/30/2010
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	December 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	December 2, 2011

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	December 2, 2011